EXHIBIT 10.5

                                SIS BANCORP, INC.

                         DIRECTOR RESTRICTED STOCK PLAN
                                       AND
                        MANAGEMENT RESTRICTED STOCK PLAN
                   (Amended and restated as of July 31, 1996)

1. PURPOSE

         The purpose of the SIS Bancorp, Inc. Director Restricted Stock Plan (the "Director Plan") and Management Restricted Stock Plan (the "Management Plan") (together, the "Plans") is to attract directors and key employees of SIS Bancorp, Inc. (the "Company") and its Subsidiaries (as hereinafter defined) and to encourage them to continue their association with the Company, by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of shares of the Company's stock. The term "Subsidiary" as used in the Plans means a corporation, including, without limitation, any banking or thrift institution, of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock. The term "Grantee," as used in the Plans refers to any individual to whom Restricted Stock has been granted.

2. ADMINISTRATION OF THE PLANS

         The Plans shall be administered by the Compensation Committee (the "Committee") composed of at least three members of the Board of Directors of the Company (the "Board"), and may include those members serving at any time and from time to time as the Compensation Committee of the Board; provided, however, that during the period of one year immediately preceding any action by the Committee under the Plans, no member of the Committee may have been granted an option, or stock, or stock appreciation right or similar right under any plan of the Company under which any person exercises discretion to determine the recipients or terms or conditions of such grants. In the event that a vacancy occurs on account of the resignation of a member or the removal of a member by vote of the Board, a successor member shall be appointed by vote of the Board.

         The Committee shall from time to time determine to whom stock shall be granted under the Management Plan, and the number of shares which may be granted, and the terms upon and restrictions under which such shares shall be granted. The Committee shall report to the Board the names of individuals to whom shares of stock are to be granted, the number of shares covered and the terms and conditions of each grant.

         The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the




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Committee,  shall be the valid acts of the Committee.  The Committee  shall have the authority to adopt, amend and rescind such rules and regulations, as in its opinion, may be advisable in the administration of the Plans. All questions of interpretation and application of such rules and regulations, of the Plans and of the Common Stock transferred subject to restrictions under the Plans ("Restricted Stock") shall be subject to the determination of the Committee, which shall be final and binding. Notwithstanding the foregoing, the Committee shall have no discretionary or interpretative power or authority with respect to any award under the Director Plan which would cause any non-employee director to fail to be a "disinterested person" as defined in Rule 16b-3 of the Securities Exchange Commission, as in effect prior to August 15, 1996. All decisions and determinations by the Committee in the exercise of its power shall be final and binding upon the Company and Grantees.

3. STOCK SUBJECT TO THE PLANS

         (a) Director Plan. The total number of shares of stock which may be subject to the grant under the Director Plan shall be 55,625 of the Company's common stock, $.01 par value per share (the "Common Stock"), provided that the number of shares stated in this sentence shall be subject to adjustment in accordance with the provisions of Section 10(a). Shares of Restricted Stock granted under the Director Plan that fail to vest shall again become available for grant under the terms of the Director Plan.

         (b) Management Plan. The total number of shares of stock which may be subject to grant under the Management Plan shall be 166,875 shares of the Company's Common Stock and the total number of shares that may be so granted to any single employee under the Management Plan shall not exceed an aggregate of fifty-percent (50%) of the allocated shares of Common Stock, provided that the number of shares stated in this sentence shall be subject to adjustment in accordance with the provisions of Section 10(a). Shares of Restricted Stock granted under the Management Plan that fail to vest shall again become available for grant under the terms of the Management Plan.

         The shares of Common Stock which may be subject to Restricted Stock grants under the Plans may be authorized but unissued shares or treasury shares.

4. DIRECTOR PLAN

         Restricted Stock shall be granted under the Director Plan only to members of the Board who are not officers or full-time employees of the Company or any of its Subsidiaries (each, an "Eligible Director").

         (a) Amount of Award. An aggregate of 32,100 shares of Restricted Stock have been granted by the Company's predecessor in interest under the Plans, Springfield Institution for Savings (the "Bank") to eligible members of the Board of Directors of the Bank. Each Eligible Director who is first elected to serve after June 21, 1996 shall be granted 2,200 shares of Restricted Stock


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on the day following  his or her election to office.  In the event the aggregate number of shares of Common Stock authorized to be awarded under this Section 4 is insufficient to make such awards in full, each Eligible Director shall be awarded a pro-rata portion of the available shares as Restricted Stock.

         (b) Limitations on Awards. Notwithstanding the foregoing provisions of this Section 4, no Eligible Director shall be eligible to receive any grant of Restricted Stock under this Section 4, if at the date of the grant such person beneficially owns in excess of ten percent (10%) of the outstanding Common Stock of the Company. No Eligible Director shall receive any award under the Plans except as provided under this Section 4.

          (c) Vesting of Restricted Stock. An Eligible Director shall be vested in the shares of Restricted Stock awarded to him or her pursuant to the Director Plan in accordance with the following schedule:

                  (i) Upon Completion of the following period of service as a Director of the Company and/or the Bank from the date of grant of Restricted Stock:


                                                         Vested Portion
                                                  --------------------------
                                                  Incremental     Cumulative
Date                                                 Amount         Amount
- ----                                                --------       -------
On or after First Anniversary....................     20%            20%
On or after Second Anniversary...................     20%            40%
On or after Third Anniversary....................     20%            60%
On or after Fourth Anniversary...................     20%            80%
On or after Fifth Anniversary....................     20%           100%


         Notwithstanding the foregoing schedule, in the event of an Eligible Director's retirement on account of attainment of maximum age, permanent disability or death, all Restricted Stock then outstanding shall become immediately fully vested.

                  (ii) In the event of a Change of Control of the Company (as defined in Section 10(b) below), all Restricted Stock outstanding as of the date of such Change in Control shall become immediately fully vested.

5. MANAGEMENT PLAN: ELIGIBILITY FOR DISCRETIONARY AWARDS;
   TERMS AND CONDITIONS OF AWARDS

         The individuals who shall be eligible for grants of Restricted Stock under the Management Plan shall be key employees who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary.

         The Committee may grant or award shares of Restricted Stock in respect of such number of shares of Common Stock, and subject to such terms or conditions (including, without limitation, conditioning the vesting of the

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Restricted Stock in the Grantee upon satisfaction of specified performance goals or completion of a period of employment with the Company or its Subsidiaries), as it shall determine and specify in a Restricted Stock Agreement.

         A holder of Restricted Stock shall have all the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Committee shall otherwise determine. Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Stock Agreement, and if the Committee so determines, the Grantee may be required to deposit the certificates with an escrow agent designated by the Committee, together with the stock power or other instrument of transfer appropriately endorsed in blank.

6. MANAGEMENT PLAN: METHOD OF GRANTING RESTRICTED STOCK

         The grant of Restricted Stock shall be made by action of the Board at a meeting at which a quorum of its members is present, or by unanimous written consent of all its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Committee a Restricted Stock Agreement within ten (10) days after it is submitted to him or her, the Restricted Stock granted under the agreement shall be voidable by the Company at its election, without further notice to the Grantee.

7. REQUIREMENTS OF LAW AND REGULATIONS; GOVERNING LAW

         (a) The Company shall not be required to transfer any Restricted Stock if the issuance of such shares will result in a violation by the Grantee or the Company of any provisions of any law, statute or regulation of any governmental authority, and the obligation of the Company to issue Restricted Stock hereunder shall be subject to the obtaining of all approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), upon the grant of a Restricted Stock award the Company shall not be required to issue shares unless the Board has received evidence satisfactory to it to the effect that the Grantee will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Restricted Stock to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

         (b) The Plans shall be governed by Massachusetts law, except to the extent that such law is preempted by federal law.

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8. MISCELLANEOUS

         (a) No Guarantee of Continuation in Office or Employment. The Director Plan shall not give any Eligible Director the right to continue in office as a director or to be nominated for reelection to office as a director, or give the Company the right to require an Eligible Director to continue in office. Neither the Management Plan nor any Restricted Stock Agreement shall give an employee the right to continue in the employment of the Company or any of its Subsidiaries, or give the Company or its Subsidiary the right to require an employee to continue in employment.

         (b) Tax Withholding. To the extent required by law, the Company or its Subsidiary shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a Grantee by reason of the grant or vesting of Restricted Stock, and as a condition to the receipt of any Restricted Stock the Grantee shall agree that if the amount payable to him or her by the Company and its Subsidiary in the ordinary course is insufficient to pay such taxes, then he or she shall upon the request of the Company pay to the Company or its Subsidiary an amount sufficient to satisfy its tax withholding obligations.

         Without limiting the foregoing, the Committee may in its discretion permit any Grantee's withholding obligation to be paid in whole or in part in the form of shares of Common Stock, by withholding from the shares to be issued or by accepting delivery from the Grantee of shares already owned by him. The fair market value of the shares for such purposes shall be determined as set forth in Section 10(c). A Grantee may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an incentive stock option (an "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") until the shares have been held by him or her for at least two (2) years after the date the ISO was granted and at least one (1) year after the date the ISO was exercised. If payment of the withholding taxes is made in whole or in part in shares of Common Stock, the Grantee shall deliver to the Company certificates registered in his or her name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates.

9. DURATION, AMENDMENT AND TERMINATION OF PLANS

         The Committee may grant Restricted Stock under the Management Plan from time to time until the close of business on the day prior to June 1, 2005. Unless earlier terminated by action of the Board of Directors, the Plans shall expire on the day prior to June 1, 2005.

         The Board of Directors may amend the Plans at any time, and from time to time, subject to any required regulatory approval and to the limitation that no amendment shall be effective unless approved by the stockholders of the


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Company  in  accordance  with  applicable  law and  regulations  at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

         (a) increase the number of shares of Common Stock as to which Restricted Stock grants may be made under the Plans;

         (b) change in substance any provision relating to eligibility to participate in, or price, amount, timing or vesting of awards under the Director Plan; or

         (c) change in substance Section 5 hereof relating to eligibility to participate in awards under the Management Plan.

         Except as required to comply with the requirements of the Code or the Employee Retirement Income Security Act of 1974, as amended, no amendment to the provisions of the Director Plan relating to the amount, price and timing of awards under the Director Plan shall be made unless at least six months have elapsed since the adoption of the Director Plan or any subsequent amendment affecting such provisions.

         The Plans may be amended or terminated at any time by action of the Board, but any such amendment or termination will not adversely affect Restricted Stock then outstanding, without the consent of the Grantee.

10. CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL;
    DETERMINATION OF FAIR MARKET VALUE

         (a) In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, by reason of reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Committee in the number and kind of shares of outstanding Restricted Stock and for which Restricted Stock may be granted under the Plans. Any such adjustment made by the Committee shall be conclusive and binding upon all affected persons, including the Company and all Grantees.

         (b)      "Change in Control" means

                  (i) a change in control of the Company of a nature that would be required to be reported in response to Item 1 of the current report Form 8-K as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                  (ii) any acquisition of control of the Company by any company within the meaning of 12 U.S.C. ss. 1841(a)(2), the Bank Holding Company Act of 1956, as amended, or by any person within the meaning of 12 U.S.C. ss. 1817(j), the Change in Bank Control Act of 1978, as amended;

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                  (iii) individuals who constitute the Board as of June 21, 1996
         (the  "Incumbent  Board") cease for any reason to constitute at least a
         majority  thereof,   provided  that  any  person  becoming  a  director
         subsequent to June 21, 1996 whose election was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the Company's Nominating Committee then serving under the Board, shall be, for purposes of this clause (iii), considered as though he or she was a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents;

                  (iv) approval by the shareholders of the Company of a reorganization, merger or consolidation, or the consummation of any such reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Voting Interest in the Company beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than eighty percent (80%) of the Voting Interest of the Company or other entity resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Voting Interest in the Company;

                  (v) approval by the shareholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, or the occurrence of any such liquidation, dissolution, sale or other disposition, other than, in any case, to a Subsidiary, directly or indirectly, of the Company, or any affiliate; and/or

                  (vi) the solicitation of proxies from shareholders of the Company, by someone other than the current Management of the Company and without the approval of the Board, seeking shareholder approval of a plan of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the shareholders' interest in the Company are actually exchanged for or converted into securities not issued by the Company. "Voting Interest" means securities of any class or classes or other ownership interests having general voting power under ordinary circumstances to elect members of the board of directors or trustees of any entity.


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         (c) For purposes of the Plans,  except as may be  otherwise  explicitly provided in the Plans or in any Restricted Stock Agreement or similar document, the "fair market value" of a share of Common Stock at any particular date shall be determined according to the following rules:

                  (i) if the Common Stock is at the time listed or admitted to trading on any stock exchange or NASDAQ, then the fair market value shall be the reported closing price of the Common Stock on such date on the principal exchange or NASDAQ, as the case may be; or

                  (ii) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or NASDAQ, the fair market value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market; provided, however, that if the price of the Common Stock is not so reported, the fair market value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect.

11. EFFECTIVE DATE OF PLANS; STOCKHOLDER APPROVAL

         The Plans became effective, as Plans of the Bank, on June 1, 1995 and were approved by the Bank's stockholders on May 31, 1995. The Plans were assumed by the Company upon consummation of the reorganization contemplated by an Agreement and Plan of Reorganization between the Company and the Bank on June 21, 1996. No Restricted Stock may be granted under the Plans on or after the tenth anniversary of the effective date of the Plans.

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